Acquisitions	12 Months Ended
Dec. 31, 2013
Acquisitions
2.	Acquisitions

In October 2011, the Company completed the acquisition of Morton Manufacturing Company (“Morton”) for $34.0 million, net of cash acquired, and charged $0.7 million in acquisition costs to selling and administrative expenses during 2011. The acquisition of Morton is part of a growth strategy focused on acquiring high-performing businesses that can further benefit from the Company’s operating expertise and that complement current product offerings. Morton is the leading manufacturer of slip-resistant walking surfaces for railcars, both for original equipment manufacturers (“OEMs”) and aftermarket repair customers. Morton also supplies OEMs and aftermarket customers in the agricultural, heavy equipment and general industrial space. The acquisition has been accounted for using the purchase method and, accordingly, operating results were included in the consolidated financial statements since the acquisition date. The results of Morton are included within the financial results for the Components segment. The purchase price was allocated to the assets acquired and liabilities assumed based primarily on third party valuations. Purchase price allocations have resulted in goodwill recognition of $0.4 million, which is deductible for tax purposes. This recorded goodwill represents expected synergies from the acquisition. A purchase price adjustment of $0.4 million was recorded to write-up inventory to fair value and such adjustment was subsequently recognized in cost of goods sold during 2011. The Company recorded customer relationship intangible assets in the amount of $9.7 million, which are being amortized on a straight-line basis over 15 years, and trademarks in the amount of $6.1 million, which are being amortized on a straight-line basis over 10 years.

The following table summarizes the fair values of the Morton assets acquired and liabilities assumed at the date of the acquisition (in thousands):

Accounts receivable	$5,995
Inventory	4,878
Other current assets	457
Property, plant and equipment	11,603
Intangible assets	15,810
Goodwill	355
Other long-term assets	185

Total assets	39,283
Current liabilities	4,055
Long-term pension liability	1,228

Total liabilities	5,283

$34,000

The following unaudited pro forma financial information for the year ended December 31, 2011 assumes the acquisition of Morton occurred on January 1, 2011, after giving effect to certain adjustments and income tax effects. The pro forma information is presented for illustrative purposes only and is not indicative of what actual results would have been if the acquisition had taken place on January 1, 2011, or of future results. The table below summarizes pro forma results for the year ended December 31, 2011 (in thousands, except for per share information):

Pro forma year ended December 31,	2011 (Unaudited)
Net sales	$634,662
Operating income	33,343
Net income available to common shareholders	6,602
Net income per share, basic and diluted	6,602

Pro forma results for the year ended December 31, 2011 were adjusted for the Morton acquisition to include $1.0 million of additional amortization, $0.4 million of additional depreciation and $2.3 million of interest expense. The additional interest expense is related to the $37.5 million term loan entered into in connection with the acquisition.

Included in the Company’s results of operations from the Morton acquisition date are net sales of $10.4 million, $46.8 million and $34.1 million for the years ended December 31, 2011, 2012 and 2013, respectively. As the acquisition of Morton has been fully integrated into our financial systems, the earnings from the acquisition cannot be calculated without unreasonable effort.